SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 25, 2009

Sanders Morris Harris Group Inc.
(Exact name of registrant as specified in its charter)

Texas
(State or other jurisdiction of incorporation)

0-30066	76-0583569
(Commission File Number)	(IRS Employer Identification No.)

600 Travis, Suite 5800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (713) 993-4610

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)           Previous Independent Registered Public Accounting Firm.

On June 25, 2009, the Audit Committee of the Board of Directors of Sanders Morris Harris Group Inc.  (the “Company”) dismissed KPMG LLP as the Company’s independent registered public accounting firm.

The audit reports of KPMG LLP on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2008 and 2007 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit report for 2008 contained an explanatory paragraph that stated “As discussed in Note 1 to the consolidated financial statements, the Company changed it method of accounting for certain securities owned in 2008 due to the adoption of FASB Statement No. 157, Fair Value Measurements.”

The audit reports of KPMG on the effectiveness of internal control over financial reporting as of December 31, 2008 and 2007 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31, 2008 and through June 25, 2009, there were no “disagreements” (as defined in Item 304(a)(1)(iv) and the related instructions of Regulation S-K promulgated by the Securities and Exchange Commission (“Regulation S-K”)) with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years.

During the two fiscal years ended December 31, 2008 and through June 25, 2009, there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided KPMG LLP with a copy of the above disclosure and requested that KPMG LLP furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements included above. Such letter will be filed as an exhibit to an amendment to this Report on Form 8-K.

(b)           New Independent Registered Public Accounting Firm.

On July 1, 2009, the Audit Committee of the Board of Directors of the Company appointed Grant Thornton LLP as the Company's new independent registered public accounting firm for the fiscal year ending December 31, 2009.

During the Company's fiscal years ended December 31, 2007 and 2008 and through June 30, 2009, neither the Company nor anyone acting on its behalf consulted with Grant Thornton LLP regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did Grant Thornton LLP provide any written report or oral advice that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting of any issue, or (2) any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) and the related instructions of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDERS MORRIS HARRIS GROUP INC.

	By:	/s/ George L. Ball
George L. Ball,
Chief Executive Officer

Date: July 1, 2009